EXHIBIT 10.39 (l)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT No. 12 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 12 to Purchase Agreement DCT-014/2004, dated as of October 7, 2005 (“Amendment No. 12”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 12 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 12 sets forth additional agreements between Embraer and Buyer relative to Aircraft Basic Price increase due to inclusion of the new thermal/acoustic insulation materials and changes [*].

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 12, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 12 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 12 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. New Thermal/Acoustic Insulation Materials

1.1
The Firm Aircraft number [*] and all subsequent Aircraft shall be delivered with new thermal/acoustic insulation materials. Such new materials shall meet the FAA Operational Requirements [*]. There [*]. The Basic Price for the affected Aircraft shall be [*].

1.2	Article 3.1 of the Purchase Agreement shall be deleted and replaced by the following:
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* Confidential

                                                                                                                                      CONFIDENTIAL

“3.1 Buyer agrees to pay Embraer, subject to the terms and conditions of this Agreement, in United States dollars, the following amount per unit Basic Prices:

Aircraft	Aircraft Basic Price	Economic Condition
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

1.3 Notwithstanding the above, Aircraft [*] were [*]. In order to [*], the [*].

2. Firm Aircraft:

2.1 Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirely and replaced with the following :

“Firm A/C	Delivery Month	[*]	Firm A/C	Delivery Month	[*]
1	Sep 2004	[*]	20	[*]	[*]
2	[*]	[*]	21	[*]	[*]
3	[*]	[*]	22	[*]	[*]
4	[*]	[*]	23	[*]	[*]
5	[*]	[*]	24	[*]	[*]
6	[*]	[*]	25	[*]	[*]
7	[*]	[*]	26	[*]	[*]
8	[*]	[*]	27	[*]	[*]
9	[*]	[*]	28	[*]	[*]
10	[*]	[*]	29	[*]	[*]
11	[*]	[*]	30	[*]	[*]
12	[*]	[*]	31	[*]	[*]
13	[*]	[*]	32	[*]	[*]
14	[*]	[*]	33	[*]	[*]
15	[*]	[*]	34	[*]	[*]
16	[*]	[*]	35	[*]	[*]
17	[*]	[*]	36	[*]	[*]
18	[*]	[*]	37	[*]	[*]
19	[*]	[*]	38	[*]	[*]
			39	Feb 2006	[*]

[*]

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* Confidential

CONFIDENTIAL

3. Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 12 shall remain valid in full force and effect without any change.

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 12 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	REPUBLIC AIRLINE INC.

/s/ Illegible	/s/ Lars-Erik Arnell

Name: Title:	Name: Lars-Erik Arnell Title: Vice President

Date: October 7, 2005 Place: Sao Jose dos Campos, SP, Brazil	Date: October 7, 2005 Place: Indianapolis, IN, USA

Witness: /s/ Fernando Bueno	Witness: /s/ Jeffrey B. Jones
Name: /s/ Fernando Bueno	Name: Jeffrey B. Jones